LKCM FUNDS

                       SUPPLEMENT DATED SEPTEMBER 28, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2001

         The LKCM Funds Prospectus is supplemented to replace the first five paragraphs on page 16 under the section heading titled "Portfolio Managers" as follows:

         J. LUTHER KING, JR. is responsible for the day-to-day management of the Equity Fund and has been since the Fund's inception. Mr. King also shares the day-to-day management responsibility of the Small Cap Equity Fund, Balanced Fund and the Fixed Income Fund. Mr. King has been President, Principal and Portfolio Manager of the Adviser since 1979.

         STEVEN R. PURVIS shares the day-to-day management responsibility of the Small Cap Equity Fund together with Mr. King. Mr. Purvis has been Director of Research with the Adviser since 1996.

         SCOT C. HOLLMANN shares the day-to-day management responsibility of the Balanced Fund together with Mr. King. Mr. Hollmann has been a Portfolio Manager of the Adviser since 1983 and a Principal since 1986.

         JOAN M. MAYNARD shares the day-to-day management responsibility of the Fixed Income Fund together with Mr. King. Ms. Maynard has been a Portfolio Manager of the Adviser since 1991 and employed by Adviser since 1986.